UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 9, 2004
(Date of report; date of
earliest event reported)

Commission file number: 333-105077

CAPITAL AUTO RECEIVABLES, INC.
CAPITAL AUTO RECEIVABLES ASSET TRUST 2004-2
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	38-3082892 (I.R.S. Employer Identification No.)

c/o General Motors Acceptance Corporation
200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)

(313) 556-5000
(Registrant’s telephone number, including area code)

ITEM 9.01 EXHIBITS
SIGNATURE
EXHIBIT INDEX
Indenture, dated December 9, 2004
Trust Agreement, dated as of December 9, 2004
Trust Sale and Servicing Agreement, dated as of December 9, 2004
Supplemental Statement of Eligibility on Form T-1, dated as of December 7, 2004
Pooling and Servicing Agreement, dated as of December 9, 2004
Schedule to the Master ISDA Agreement, dated as of December 9, 2004
Letter Agreement, dated as of December 9, 2004
Triparty Contingent Assignment Agreement, dated as of December 9, 2004
Swap Counterparty Rights Agreement, dated as of December 9, 2004
Administration Agreement, dated as of December 9, 2004
Custodian Agreement, dated as of December 9, 2004

ITEM 9.01 EXHIBITS

4.1 Indenture between Capital Auto Receivables Asset Trust 2004-2 (the “Issuer”) and the JPMorgan Chase Bank, N.A., as Indenture Trustee, dated as of December 9, 2004.

4.2 Trust Agreement between Capital Auto Receivables, Inc. (the “Seller”) and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of December 9, 2004.

99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc., as the Seller, and Capital Auto Receivables Asset Trust 2004-2, as the Issuer, dated as of December 9, 2004.

99.2 Supplemental Statement of Eligibility on Form T-1 of the JPMorgan Chase Bank, N.A., as Indenture Trustee under the Indenture, dated as of December 7, 2004.

99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of December 9, 2004.

99.4 Schedule to the Master ISDA Agreement between Capital Auto Receivables Asset Trust 2004-2 and Credit Suisse First Boston International, dated as of December 9, 2004.

99.5 Letter Agreement to confirm terms and conditions of the Swap Transaction between Credit Suisse First Boston International and Capital Auto Receivables Asset Trust 2004-2 Re: Class A-1b Notes, dated as of December 9, 2004.

99.6 Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2004-2, General Motors Acceptance Corporation and Credit Suisse First Boston International, dated as of December 9, 2004.

99.7 Swap Counterparty Rights Agreement among Credit Suisse First Boston International, Capital Auto Receivables Asset Trust 2004-2, General Motors Acceptance Corporation, Deutsche Bank Trust Company Delaware, Capital Auto Receivables, Inc. and JPMorgan Chase Bank, N.A., dated as of December 9, 2004.

99.8 Administration Agreement among Capital Auto Receivables Asset Trust 2004-2, General Motors Acceptance Corporation and JPMorgan Chase Bank, N.A., dated as of December 9, 2004.

99.9 Custodian Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc., dated as of December 9, 2004.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant certifies that it meets all of the requirements for this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITAL AUTO RECEIVABLES ASSET TRUST 2004-2
		By:	GENERAL MOTORS ACCEPTANCE CORPORATION (Administrator, not in its individual capacity but solely as Administrator on behalf of the Trust.)
Date:	December 17, 2004		/s/ Jerome B. Van Orman, Jr.
Jerome B. Van Orman, Jr.,
(Vice President — Finance and Chief Financial Officer of GMAC North American Operations)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
EX-4.1	Indenture between Capital Auto Receivables Asset Trust 2004-2 (the “Issuer”) and the JPMorgan Chase Bank, N.A., as Indenture Trustee, dated as of December 9, 2004.

EX-4.2	Trust Agreement between Capital Auto Receivables, Inc. (the “Seller”) and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of December 9, 2004.

EX-99.1	Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc., as the Seller, and Capital Auto Receivables Asset Trust 2004-2, as the Issuer, dated as of December 9, 2004.

EX-99.2	Supplemental Statement of Eligibility on Form T-1 of the JPMorgan Chase Bank, N.A., as Indenture Trustee under the Indenture, dated as of December 7, 2004.

EX-99.3	Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of December 9, 2004.

EX-99.4	Schedule to the Master ISDA Agreement between Capital Auto Receivables Asset Trust 2004-2 and Credit Suisse First Boston International, dated as of December 9, 2004.

EX-99.5	Letter Agreement to confirm terms and conditions of the Swap Transaction between Credit Suisse First Boston International and Capital Auto Receivables Asset Trust 2004-2 Re: Class A-1b Notes, dated as of December 9, 2004.

EX-99.6	Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2004-2, General Motors Acceptance Corporation and Credit Suisse First Boston International, dated as of December 9, 2004.

EX-99.7	Swap Counterparty Rights Agreement among Credit Suisse First Boston International, Capital Auto Receivables Asset Trust 2004-2, General Motors Acceptance Corporation, Deutsche Bank Trust Company Delaware, Capital Auto Receivables, Inc. and JPMorgan Chase Bank, N.A., dated as of December 9, 2004.

EX-99.8	Administration Agreement among Capital Auto Receivables Asset Trust 2004-2, General Motors Acceptance Corporation and JPMorgan Chase Bank, N.A., dated as of December 9, 2004.

EX-99.9	Custodian Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc., dated as of December 9, 2004.